                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


[X]     Filed by the Registrant
[ ]     Filed by a party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only [as permitted by Exchange Act Rule 14(a)-6(e)(2)]
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Material
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12



                                 TIMELINE, INC.
                (Name of Registrant as Specified in Its Charter)




Payment of Filing Fee:

[X]     No fee required.
[ ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2),
        or Item 22(a)(2) of Schedule 14A.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and how determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[ ]     Fee paid previously with written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
        (1) Amount previously paid:
        (2) Form, schedule or registration statement number:
        (3) Filing party:
        (4) Date filed:

                                     [LOGO]


                                  June 16, 1998



Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Thursday, July 16, 1998, at 4:00 P.M., PDT, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

        Thank you.

                                   Sincerely,

                                   /s/ Charles R. Osenbaugh

                                   Charles R. Osenbaugh
                                   President, Chief Executive Officer & Director

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1998
                             ----------------------

TO THE SHAREHOLDERS OF TIMELINE, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation (the "Company"), will be held on Thursday, July 16, 1998, at 4:00 P.M., PDT, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, for the following purposes:

        1. To elect one director to hold a three-year term expiring in 2001;

        2. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 1999; and

        3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 22, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                                 By Order of the Board of Directors

                                 /s/ Paula H. McGee

                                 Paula H. McGee
                                 Secretary

Bellevue, Washington
June 16, 1998


        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

3

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors") of Timeline, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, July 16, 1998, at 4:00 P.M., PDT, or at any continuation or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

VOTING AND OUTSTANDING SHARES

        Only holders of record of the Company's common stock (the "Common Stock") at the close of business on May 22, 1998, are entitled to notice of and to vote at the Annual Meeting. At the close of business on May 22, 1998, there were 3,214,640 shares of Common Stock outstanding and entitled to vote. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Washington law and the Company's Restated Articles of Incorporation (the "Articles"), assuming the presence of a quorum, the election of the Company's directors requires a plurality of votes cast, and each of the other proposals described in the accompanying Notice to Shareholders requires that the votes cast in favor exceed the votes cast against the proposal.

        A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

        The Company intends to mail this Proxy Statement and accompanying proxy card on or about June 18, 1998, to all shareholders entitled to vote at the Annual Meeting.

SHAREHOLDER PROPOSALS

        Proposals of shareholders that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting") must be received by the Company not later than February 3, 1999 in order to be included in the proxy statement and form of proxy relating to the 1999 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural requirements contained in the Company's Bylaws.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3055 112th Avenue N.E., Suite 106, Bellevue, Washington 98004, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Articles divide the Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until such directors' earlier death, resignation or removal.

        The Board of Directors is presently composed of five members. Michael R. Hallman, a current director of the Company, has elected not to run for re-election to the Board at the expiration of his term in office at the Annual Meeting. Accordingly, effective immediately prior to the Annual Meeting, the Board of Directors intends to amend the Company's Bylaws to reduce the size of the Board to four members. The director nominee, Mr. Frederick W. Dean, is the nominee for the class of directors to be elected at the Annual Meeting for a three-year term expiring at the 2001 annual meeting of shareholders. If elected at the Annual Meeting, the director nominee would serve until his successor is elected and qualified, or until his earlier death, resignation or removal.

        Directors are elected by a plurality of the shares voted at the Annual Meeting. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominee named below. If, prior to the Annual Meeting, such nominee should become unavailable for election, an event which currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Mr. Dean has agreed to serve if elected and management has no reason to believe that he will be unable to serve.

        Set forth below is biographical information for Mr. Dean:

        FREDERICK W. DEAN serves as Executive Vice President - Operations and has been a Vice President since the Company's inception in April 1993. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc. He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. From 1977 to 1978, Mr. Dean was the Controller of the Seattle Mariners Baseball Club. Mr. Dean holds a B.A. degree in accounting from the University of Washington.


                        THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE IN FAVOR OF MR. DEAN

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below are the names and certain biographical information for directors whose terms continue after the Annual Meeting and the executive officers of the Company.

DIRECTOR WITH TERM EXPIRING AT THE 1999 ANNUAL MEETING

        CHARLES R. OSENBAUGH has served as Chief Financial Officer, Treasurer, Secretary and a Director since the Company's inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director, of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. degree in economics and a J.D. degree, both from the University of Iowa, and received his CPA certificate in 1974.

DIRECTORS WITH TERMS EXPIRING AT THE 2000 ANNUAL MEETING

        DONALD K. BABCOCK is a founder of the Company and has served as a Director since its inception in April 1993. Mr. Babcock left his position as Senior Technologist with the Company in April 1998, and is currently employed by Seagate Software, Inc. He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc. He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc. From 1970 to 1977, he was a consultant with Riggs, Babcock & Mishko, a Tacoma, Washington-based data processing and consulting firm to the property and casualty insurance industry. Mr. Babcock was Manager of Systems Programming at United Pacific Insurance Company from 1965 to 1970, and a data processor in the U.S. Air Force from 1955 to 1965.

        KENT L. JOHNSON has been a Director of the Company since its inception. He is President of Alexander Hutton Capital, L.L.C., a Seattle-based investment banking firm that he co-founded in October 1994 and that specializes in equity capital formation for emerging growth companies. From April 1989 to June 1994, he served as Senior Vice President and Chief Operating Officer of Brazier Forest Industries, Inc., a Seattle-based forest products company. From 1987 to 1989, he was President and Chief Executive Officer of OverDrive Systems, Inc., an electronic publishing software company based in Cleveland, Ohio, and from 1982 to 1987, was President and Chief Executive Officer of Microrim, Inc., a database software company located in Bellevue, Washington. Prior to entering the software industry, Mr. Johnson was Chief Financial Officer of Fiberchem, Inc., a wholesale distributor, from 1977 to 1982. Following his military career as an officer in the U.S. Army, Mr. Johnson began his professional career as a management consultant with Arthur Andersen & Co., where he was employed from 1970 to 1977. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. degree in Business Administration from the University of Washington and an M.B.A. degree from Seattle University, where he serves on the Business Advisory Board. He received his CPA certificate in 1970.

EXECUTIVE OFFICERS

        Other than Messrs. Osenbaugh and Dean, there are no executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors, which held 14 meetings during the fiscal year ended March 31, 1998, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. Messrs. Hallman and Johnson served as members of each of the Audit Committee and the Compensation Committee for the 1998 fiscal year.

        The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews and evaluates the Company's internal control functions. During the 1998 fiscal year, the Audit Committee met one time.

        The Compensation Committee administers the Company's stock option plans and makes recommendations to the Board of Directors concerning compensation for executive officers and consultants of the Company. During the 1998 fiscal year, the Compensation Committee met two times.

        During the 1998 fiscal year, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.


                      PROPOSAL 2: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

        The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the year ending March 31, 1999, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since the Company's inception in 1993. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection were ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

                    SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 22, 1998 by: (i) each current director and nominee for election as director; (ii) the Company's Chief Executive Officer and each of the executive officers identified in the Summary Compensation Table (collectively, the "Named Executive Officers"); (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to beneficially own more than 5% of its Common Stock.

                                                             SHARES OF COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                             ----------------------
                                                              NUMBER         PERCENT
        BENEFICIAL OWNER                                    OF SHARES        OF TOTAL
        ----------------                                    ---------        --------

        Charles R. Osenbaugh(2)                               426,287          13.3%

        John W. Calahan(3)                                    357,876          11.1%
        c/o CFOsoft, Inc.
        P.O. Box 881056
        Steilacoom, WA  98388

        Donald K. Babcock                                     187,175           6.0%

        Frederick W. Dean(4)                                  158,550           5.0%

        Michael R. Hallman(5)                                  87,274           2.7%

        Kent L. Johnson(6)                                     66,649           2.1%

        All directors and executive officers as a group     1,283,811          39.9%
            (six persons)(7)

(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(2) Includes (i) 15,526 shares issuable under stock options held by Mr. Osenbaugh which are exercisable within 60 days of May 22, 1998, (ii) 75,000 shares issuable under performance-based stock options held by Mr. Osenbaugh 50% of which vest and become exercisable when the Company's stock closes trading at $3.00 or more per share for 10 consecutive days and the remainder of which vest and become exercisable when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days; and (iii) 17,325 shares issuable upon exercise of warrants granted to Mr. Osenbaugh in connection with certain Company loan guarantees. Does not include 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse, for which shares Mr. Osenbaugh disclaims beneficial interest.

(3) Includes (i) 13,776 shares issuable under stock options held by Mr. Calahan which are currently exercisable within 60 days of May 22, 1998, and (iii) 6,600 shares issuable upon exercise of warrants granted to Mr. Calahan in connection with certain Company loan guarantees.

(4) Includes (i) 13,550 shares issuable under stock options held by Mr. Dean which are exercisable within 60 days of May 22, 1998, and (ii) 6,600 shares issuable upon exercise of warrants granted to Mr. Dean in connection with certain Company loan guarantees.

(5) Includes (i) 44,098 shares issuable under stock options held by Mr. Hallman which are exercisable within 60 days of May 22, 1998, and (ii) 4,125 shares issuable upon exercise of warrants granted to Mr. Hallman in connection with a loan he made to the Company.

(6) Includes 44,098 shares issuable under stock options held by Mr. Johnson which are exercisable within 60 days of May 22, 1998.

(7) Consists of Messrs. Osenbaugh, Calahan, Babcock, Dean, Hallman, and Johnson. Includes an aggregate of 240,322 shares issuable under stock options held by such persons which are exercisable within 60 days of May 22, 1998.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows for the three fiscal years ended March 31, 1998, 1997 and 1996, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers. Other than the Named Executive Officers listed below, no executive officer of the Company earned more than $100,000 in salary and bonus for the 1998 fiscal year:

                           SUMMARY COMPENSATION TABLE



                                                               LONG TERM
                                             ANNUAL          COMPENSATION
                                             ------          ------------       ALL OTHER
                               FISCAL     COMPENSATION        SECURITIES       COMPENSATION
                               ------     ------------        UNDERLYING       ------------
NAME AND PRINCIPAL POSITION     YEAR       SALARY ($)         OPTION (1)          ($)(2)
---------------------------     ----       ----------         ----------       ------------
Charles R. Osenbaugh,           1998       $  70,670            86,000(3)       $  6,000
  President, Chief              1997         115,000            75,000(4)          6,000
  Executive Officer, Chief      1996         145,030             9,000             6,000
  Financial Officer

John W. Calahan, Executive      1998         115,687(5)         12,000(3)         11,294
  Vice President - Business     1997         119,776(5)             --            10,082
  Development(6)                1996         183,035            10,000            10,515


Donald K. Babcock, Senior       1998         141,667(5)          2,000                --
  Technologist(6)               1997         104,766(5)             --             5,857
                                1996         124,390                --             2,613


Frederick W. Dean, Vice         1998         108,109(5)         19,000(3)             --
  President - Product           1997          84,269             5,000             4,549
  Management                    1996         106,869            12,000             4,549


(1) All referenced options granted are exercisable at prices equal to the fair market value of the Common Stock on the respective dates of grant. Certain options were repriced in November 1997. See Option Repricing.

(2) Represents dollar value of medical, disability, and life insurance premiums paid by the Company for the benefit of the respective Named Executive Officers.

(3) For each of Messrs. Osenbaugh, Calahan and Dean, includes 9,000 shares, 10,000 shares and 17,000 shares, respectively, underlying options granted in fiscal 1996 and in fiscal 1997 that were repriced in fiscal 1998. See "Option Repricing."

(4) Represents warrants to purchase the indicated number of shares of Common Stock, at the fair market value at the date of grant, as consideration for certain personal guarantees of loans incurred by the Company.

(5) Includes $11,167 and $32,083 of deferred salary earned in fiscal 1998 and 1997, respectively, by Mr. Calahan; $57,000 and $29,024 of deferred salary earned in fiscal 1998 and 1997, respectively, by Mr. Babcock; and $19,125 of deferred salary earned in fiscal 1998 by Mr. Dean.

(6)     Messrs. Calahan and Babcock resigned from the Company effective April 1,
        1998.

STOCK OPTION GRANTS AND EXERCISES

        The following table shows certain information regarding options granted to the Named Executive Officers during the 1998 fiscal year:

                                                                                   POTENTIAL
                                                                              REALIZABLE VALUE AT
                       NUMBER OF                                                 ASSUMED ANNUAL
                         SHARES     PERCENTAGE OF                              RATES OF STOCK PRICE
                       UNDERLYING   TOTAL OPTIONS    EXERCISE                    APPRECIATION FOR
                        OPTIONS      GRANTED TO     PRICE PER   EXPIRATION     OPTION TERM (2)
NAME                   GRANTED(1)     EMPLOYEES       SHARE        DATE           5%        10%
----                   ----------    -----------    ---------   ----------     -------    ------
Charles R. Osenbaugh      9,000(3)        3.3%        $1.00      4/30/2005     $ 5,660  $ 23,342
                          2,000           0.7          1.00      9/30/2007       1,258     5,187
                         75,000(4)       27.8          1.00      10/31/2007     47,167   194,531
John W. Calahan          10,000(3)        3.7          1.00      4/30/2005       6,290    25,935
                          2,000(5)        0.7          1.00      9/30/2007       1,258     5,187
Donald K. Babcock         2,000           0.7          1.00      9/30/2007       1,258     5,187
Frederick W. Dean        12,000(3)        4.5          1.00      4/30/2005       7,548    31,122
                          5,000(3)        1.9          1.00      11/30/2006      3,145    12,968
                          2,000           0.7          1.00      9/30/2007       1,258     5,187


(1) Except as otherwise disclosed in the footnotes, options become fully vested and exercisable four years from the date of grant, with 25% of the total option vesting on each anniversary date of the grant for the four year vesting period. The exercise price for the options is the closing trading price of the Common Stock on the day prior to the grant.

(2) These assumed rates of appreciation are provided in order to comply with the requirements of the SEC and do not represent the Company's expectation as to the actual rate of appreciation of the Common Stock. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value of the options will depend on the performance of the Common Stock and may be greater or less than the amounts shown.

(3) These options, originally granted in fiscal 1996 and 1997, were repriced in November 1997. See "Option Repricing."

(4) Mr. Osenbaugh received a grant of a performance-based option to purchase 75,000 shares of Common Stock on November 1, 1997. This option will vest 50% when the Company's stock closes trading at $3.00 or more per share for 10 consecutive days and the remaining 50% will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days.

(5) The option for 2,000 shares was unvested and expired by its terms upon termination of Mr. Calahan's employment on April 1, 1998.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END 1998 OPTION VALUES

        The following table shows certain information regarding the exercise of stock options during the 1998 fiscal year and the value of unexercised options held at fiscal year end by each of the Named Executive Officers.

                          NUMBER OF SHARES
                           OF COMMON STOCK             VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                      OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                      --------------------------       ----------------------
NAME                  EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                  -----------  -------------    -----------  -------------
Charles R. Osenbaugh     30,601        81,500        $6,909       $81,594
John W. Calahan          20,376         7,000         7,441         7,438
Donald K. Babcock           --          2,000           --          2,125
Frederick W. Dean        17,150        11,750         7,703        12,484

OPTION REPRICING

        The following table sets forth information regarding stock options held by any Named Executive Officer that were repriced during the 1998 fiscal year:

                                                                                              Length of
                                 Number of                                                    Original
                                Securities   Market Price                                    Option Term
                                Underlying    of Stock at    Exercise Price       New        Remaining at
                      Date of     Options       Time of        at Time of       Exercise        Date of
        Name          Repricing Repriced(#)  Repricing($)(1)   Repricing($)     Price($/Sh)   Repricing(2)
        ----          ---------------------  ---------------   ------------     -----------   ------------
Charles R. Osenbaugh  10/1/97      9,000        $1.00            $3.57            $1.00          5/95
John W. Calahan       10/1/97     10,000         1.00             3.93             1.00          5/95
Frederick W. Dean     10/1/97     12,000         1.00             3.57             1.00          5/95
                      10/1/97      5,000         1.00             2.19             1.00         12/96

(1) Options were restated to the fair market value price on October 1, 1997, based on the closing price of the Common Stock on September 30, 1997, as quoted on the Nasdaq SmallCap Market.

(2) The repriced options were amended only as to exercise price and continue at the same terms of the original option including the vesting schedule and expiration date.

REPORT ON OPTION REPRICING

        In July 1997, the Compensation Committee of the Board of Directors approved a plan pursuant to which options granted under the 1994 Stock Option Plan prior to October 1, 1997, to all officers and employees currently employed with the Company, would be repriced to an exercise price equal to the fair market value of the Common Stock on September 30, 1997, which was $1.00 per share. Grantees of the repriced options received credit for vesting from the original date of each grant.

        Stock options are intended to provide incentives to the Company's officers and employees. The Compensation Committee believes that such equity incentives are a significant factor in the Company's ability to attract, retain and motivate key employees who are critical to the Company's long-term success. The Compensation Committee further believes that, at their original exercise prices, the disparity between the exercise price of these options and recent market prices for the Common Stock did not provide meaningful incentives to the employees holding the options. The Company believes that certain other companies in the software industry have been confronted with this problem and have made similar adjustments in option prices to motivate their employees.

        The Compensation Committee approved the repricing of options as a means of ensuring the officers and employees will continue to have meaningful equity incentives to work toward the Company's success. The adjustment was deemed by the Compensation Committee to be in the best interests of the Company and its shareholders.

                                                   The Compensation Committee

                                                   Michael R. Hallman
                                                   Kent L. Johnson

COMPENSATION OF DIRECTORS

        During the fiscal year ended March 31, 1998, the Company did not compensate its directors for their service as directors. Pursuant to the terms of the Directors' Nonqualified Stock Option Plan, the non-employee directors of the Company were each granted options to purchase 3,000 shares of Common Stock on May 1, 1995. In addition, under the terms of the Directors' Plan, each new non-employee director will receive an automatic one-time grant of options to purchase 3,000 shares of Common Stock 90 days after he or she becomes a director.

EMPLOYMENT AND TERMINATION AGREEMENTS

        In connection with Mr. Calahan's resignation from the Company, effective April 1, 1998, the Company and Mr. Calahan entered into a termination agreement, which replaced Mr. Calahan's prior employment agreement with the Company. Pursuant to such termination agreement, the Company agreed to pay Mr. Calahan his deferred salary and other accrued and unpaid amounts owing to him, and agreed to continue coverage under the Company's directors' and officers' insurance policy for Mr. Calahan. In addition, Mr. Calahan agreed to provide certain consulting services to the Company. See "Certain Transactions." In addition, Mr. Calahan entered into an Amended and Restated Noncompetition Agreement under which he has agreed to not compete with the Company for a period of 18 months from April 1, 1998.

        Mr. Babcock resigned from the Company effective April 1, 1998, pursuant to the Company's development and licensing agreement with Seagate Software, and began employment with Seagate Software on April 15, 1998. In connection with such resignation, Mr. Babcock's employment agreement with the Company was terminated and neither the Company nor Mr. Babcock has any continuing obligation under such agreement. The Company has agreed to continue the vesting on Mr. Babcock's stock options for Company Common Stock while employed at Seagate Software. In addition, in the event Mr. Babcock voluntarily terminates his employment with Seagate Software prior to March 31, 2000, the Company has agreed to pay a fee to Seagate Software of up to $100,000. The Company waived Mr. Babcock's prior noncompetition agreement only to the extent necessary for him to fulfill his employment obligations to Seagate Software.

                              CERTAIN TRANSACTIONS

        Mr. Osenbaugh is a 50% shareholder of SoftForce Inc., an Iowa-based distributor of software which currently employs five persons. The remaining shares of SoftForce Inc. are owned by a brother of Mr. Osenbaugh. SoftForce Inc. distributes Company products pursuant to a standard Company distribution agreement. The Company believes its distribution agreement with SoftForce Inc. was made on terms no less favorable to the Company than could have been obtained from unaffiliated third party distributors.

        In November 1997, the Company granted a performance-based stock option to Mr. Osenbaugh to purchase 75,000 shares of common stock, at an exercise price of $1.00 per share, as part of his compensation for employment as President and CEO of the Company. The closing trading price of the common stock on such date was $0.88. Under the terms of the grant, the option will vest 50% when the Company's stock closes trading at $3.00 or more per share for 10 consecutive days and the remaining 50% will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days.

        In December 1996, the Company granted a warrant to Mr. Osenbaugh to purchase 75,000 shares of common stock, at an exercise price of $1.63 per share, as consideration for personally guaranteeing certain loans incurred by the Company. Mr. Osenbaugh exercised the warrant in full in March 1997. The closing trading price of the common stock on such date was $1.19. In connection with the exercise of the warrant, Mr. Osenbaugh executed a promissory note for $95,603 in favor of the Company.

        On March 31, 1998, the Company entered into a Distributorship Agreement and Software License with John W. Calahan, under which Mr. Calahan can license and distribute the Company's products. The Company believes this agreement with Mr. Calahan was made on terms no less favorable to the Company than could have been obtained from unaffiliated third party distributors. In addition, under the terms of the termination agreement between the Company and Mr. Calahan in connection with his resignation from the Company, Mr. Calahan has agreed to provide certain consulting services to the Company at a billable rate of $100 per hour. The Company has agreed to offer a minimum of 600 hours of consulting services to Mr. Calahan in 1998.

        On March 31, 1998, the Company entered into a Development and License Agreement with Seagate Software, Inc., pursuant to which the Company released Donald K. Babcock from his obligations under his employment agreement with the Company and Mr. Babcock accepted employment with Seagate Software as a Program Manager, effective April 15, 1998. The Company has agreed with Seagate Software that, in the event Mr. Babcock voluntarily terminates his employment with Seagate Software prior to March 31, 2000, the Company will pay a fee to Seagate Software of up to $100,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and change in ownership with the SEC and with the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 1998, all such filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         /s/ Charles R. Osenbaugh

                                         Charles R. Osenbaugh
                                         President and Chief Executive Officer

June 16, 1998

                                 TIMELINE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints Charles R. Osenbaugh and Frederick W. Dean, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, July 16, 1998, at 4:00 P.M., PDT, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

DIRECTORS

1. Directors Recommend: A vote for election of the following Director Frederick W. Dean

Mark X for only one box:

[ ]                      FOR THE NOMINEE

[ ]                      WITHHOLD THE NOMINEE


PROPOSALS

For        Against       Abstain.

[ ]        [ ]           [ ]                  2.  Ratification of the selection
                                                  of Arthur Andersen LLP as
                                                  independent auditors of the
                                                  Company for the year ending
                                                  March 31, 1999.

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE MEETING

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.


Signature(s)___________________________________________ Date___________________
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.